EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Helaine M. Kaplan, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Benchmark 2018-B1 Mortgage Trust (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer, LNR Partners, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, CoreLogic Solutions, LLC, as Servicing Function Participant, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Gateway Net Lease Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Gateway Net Lease Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Gateway Net Lease Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Gateway Net Lease Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Gateway Net Lease Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Gateway Net Lease Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Starwood Capital Group Hotel Portfolio Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Station Place III Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Station Place III Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Station Place III Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Station Place III Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Station Place III Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Station Place III Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the AHIP Northeast Portfolio I Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the AHIP Northeast Portfolio I Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the AHIP Northeast Portfolio I Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the AHIP Northeast Portfolio I Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the AHIP Northeast Portfolio I Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the AHIP Northeast Portfolio I Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 521-523 East 72nd Street Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the 521-523 East 72nd Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 521-523 East 72nd Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 521-523 East 72nd Street Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the 521-523 East 72nd Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 521-523 East 72nd Street Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Worldwide Plaza Mortgage Loan, Situs Holdings, LLC, successor to Cohen Financial, a Division of Truist Bank, successor by merger to SunTrust Bank, as Special Servicer for the Worldwide Plaza Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Worldwide Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Worldwide Plaza Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Worldwide Plaza Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Worldwide Plaza Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Worldwide Plaza Mortgage Loan, KeyBank National Association, as Primary Servicer for the Miracle Mile Shopping Center Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Miracle Mile Shopping Center Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Miracle Mile Shopping Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Miracle Mile Shopping Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Miracle Mile Shopping Center Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Miracle Mile Shopping Center Mortgage Loan, KeyBank National Association, as Primary Servicer for the Rochester Hotel Portfolio Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Rochester Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Rochester Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Rochester Hotel Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Rochester Hotel Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Rochester Hotel Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Two Harbor Point Square Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Two Harbor Point Square Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Two Harbor Point Square Mortgage Loan, Citibank, N.A., as Custodian for the Two Harbor Point Square Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Two Harbor Point Square Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Two Harbor Point Square Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Atrium Center Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Atrium Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Atrium Center Mortgage Loan, Citibank, N.A., as Custodian for the Atrium Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Atrium Center Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Atrium Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Marriott Charlotte City Center Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Marriott Charlotte City Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Marriott Charlotte City Center Mortgage Loan, Citibank, N.A., as Custodian for the Marriott Charlotte City Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Marriott Charlotte City Center Mortgage Loan, and U.S. Bank National Association, as Servicing Function Participant for the Marriott Charlotte City Center Mortgage Loan.

 Dated: March 17, 2025

/s/ Helaine M. Kaplan

Helaine M. Kaplan

President

(senior officer in charge of securitization of the depositor)